Investment Strategy - Leatherback Long/Short Alternative Yield ETF	Oct. 30, 2025
Prospectus [Line Items]
Strategy Narrative [Text Block]	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing securities that are an alternative to traditional debt instruments (“Alternative Yield Investments”). Alternative Yield Investments are investments, other than traditional debt instruments (e.g., bonds), that generate interest and dividend income.
Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income producing securities that are an alternative to traditional debt instruments (“Alternative Yield Investments”). Alternative Yield Investments are investments, other than traditional debt instruments (e.g., bonds), that generate interest and dividend income.